UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Welltower Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! WELLTOWER INC. 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET WELLTOWER INC. 4500 DORR STREET TOLEDO, OHIO 43615 V69564-P30066 You invested in WELLTOWER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2025. Get informed before you vote View the 2025 Notice of Annual Meeting of Shareholders and Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 22, 2025 9:30 A.M. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/WELL2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Voting Items Recommends Company Proposals 1. Election of Directors Nominees: 1a. Kenneth J. Bacon For 1b. Karen B. DeSalvo For 1c. Andrew Gundlach For 1d. Dennis G. Lopez For 1e. Shankh Mitra For 1f. Ade J. Patton For 1g. Sergio D. Rivera For 1h. Johnese M. Spisso For 1i. Kathryn M. Sullivan For 2. The ratification of the selection of Ernst & Young LLP as Welltower Inc.’s independent registered public accounting For firm for the year ending December 31, 2025. 3. The approval, on an advisory basis, of the compensation of the named executive officers. For 4. The approval of the Amended and Restated Welltower Inc. 2022 Long-Term Incentive Plan. For NOTE: The proxies named on the reverse side of the proxy card are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V69565-P30066